-------------------------
                             STATE STREET RESEARCH
                           -------------------------
                            CONCENTRATED GROWTH FUND
                           -------------------------

                           SEMIANNUAL REPORT
                           August 31, 2002

                           ------------------
                             WHAT'S INSIDE
                           ------------------

                           INVESTMENT UPDATE
                           About the Fund,
                           Economy and Markets

                           FUND INFORMATION
                           Facts and Figures

                           PLUS, COMPLETE PORTFOLIO HOLDINGS
                           AND FINANCIAL STATEMENTS

                                                    ---------------------------
                                                              DALBAR
                                                           MUTUAL FUND
                                                          SERVICE AWARD
                                                              2001
                                                    ---------------------------

                                                         For Excellence
                                                           in Service

[logo] STATE STREET RESEARCH

STATE STREET RESEARCH CONCENTRATED GROWTH FUND

-------------------------------------------------------------------------------
INVESTMENT UPDATE
-------------------------------------------------------------------------------

INVESTMENT ENVIRONMENT

THE ECONOMY

o Economic growth averaged a respectable 3.0% going into the third quarter of 2002, but uncertainty continued to cloud the recovery.

o  Consumers led the recovery with strong spending on houses and autos.

o Business spending continued to fall, and job layoffs continued, especially among white-collar professionals.

THE MARKETS

o The stock market lost ground on all fronts, with the S&P 500 Index returning -16.59% for the past six months.(1)

o Bonds generally outperformed stocks. The Lehman Brothers Aggregate Bond Index gained 4.94% and the Merrill Lynch Mortgage Master Index was up 4.63% for the six months ended August 31, 2002.(1)

THE FUND

OVER THE PAST SIX MONTHS

o For the six months ended August 31, 2002, Class A shares of State Street Research Concentrated Growth Fund returned -27.71% (does not reflect sales charge).(2) The fund underperformed compared to the Russell 1000(R) Growth Index, which returned -20.25% for the same period.(1)

o The fund was hurt by investments in media and insurance stocks, which declined as a result of the fallout from accounting scandals and questionable management practices at a handful of high-profile companies.

o The fund benefited from investments in defense-related stocks, which did well as expectations for higher government spending boosted share prices, and industrial gas stocks, which benefited from increased demand and higher prices.

CURRENT STRATEGY

o Because we expect market volatility to remain high and the economic recovery to remain tenuous, we have broadened the fund's diversification.

o Healthcare remains the fund's single largest position, because we believe that new products and reasonable valuations make the sector attractive going forward.

(1) The S&P 500 Index (officially the "Standard & Poor's Composite Stock Price Index") is an unmanaged index of 500 U.S. stocks.

    The Lehman Brothers Aggregate Bond Index includes fixed-rate debt issues rated investment-grade or higher. Merrill Lynch Mortgage Master Index measures the performance of U.S. dollar-denominated 30-year, 15-year and balloon pass-through mortgage securities having at least $150 million outstanding per generic production year (the year the underlying mortgages were issued). The Russell 1000 Growth Index contains those stocks within the complete Russell 1000 Index (a large-company index) that show above- average growth. The indexes do not take transaction charges into consideration. It is not possible to invest directly in an index.

(2) -28.00% for Class B(1) shares; -28.00% for Class B shares; -27.79% for Class C shares; -27.59% for Class S shares.

(3) KEEP IN MIND THAT PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

    The fund's share price and return will fluctuate, and you may have a gain or loss when you sell your shares. All returns assume reinvestment of capital gains distributions and income dividends at net asset value.

(4) Performance reflects a maximum 5.75% Class A share front-end sales charge, or 5% Class B or B(1) share or 1% Class C share contingent deferred sales charge, where applicable.

(5) Because the fund has fewer holdings than more diversified funds, there is increased exposure to volatility and possible losses.

(6) Class S shares, offered without a sales charge, are available only to certain employee benefit plans and through special programs.

(7) Because of active management, there is no guarantee that the fund currently invests, or will continue to invest, in the securities or industries referenced.


PLEASE NOTE THAT THE DISCUSSION THROUGHOUT THIS SHAREHOLDER REPORT IS DATED AS INDICATED AND, BECAUSE OF POSSIBLE CHANGES IN VIEWPOINT, DATA AND TRANSACTIONS SHOULD NOT BE RELIED UPON AS BEING CURRENT THEREAFTER.
-------------------------------------------------------------------------------
FUND INFORMATION (all data are for periods ended August 31, 2002, except as otherwise noted)
-------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
FOR PERIODS ENDED 8/31/02* (3)(5)(6)
(does not reflect sales charge)
------------------------------------------------------------
                            LIFE OF FUND
                          (since 6/15/00)            1 YEAR
------------------------------------------------------------
Class A                       -36.34%               -32.23%
------------------------------------------------------------
Class B(1)                    -36.76%               -32.94%
------------------------------------------------------------
Class B                       -36.76%               -32.81%
------------------------------------------------------------
Class C                       -36.67%               -32.61%
------------------------------------------------------------
Class S                       -36.17%               -32.23%
------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
FOR PERIODS ENDED 9/30/02* (3)(4)(5)(6)
(at maximum applicable sales charge)
------------------------------------------------------------
                            LIFE OF FUND
                          (since 6/15/00)            1 YEAR
------------------------------------------------------------
Class A                       -39.64%               -31.97%
------------------------------------------------------------
Class B(1)                    -39.30%               -32.05%
------------------------------------------------------------
Class B                       -39.30%               -32.05%
------------------------------------------------------------
Class C                       -38.40%               -28.96%
------------------------------------------------------------
Class S                       -37.89%               -27.69%
------------------------------------------------------------
*Performance results for the fund are increased by the voluntary reduction of fund fees and expenses; without subsidization, performance would have been lower.

TOP 10 HOLDINGS(7)
(by percentage of net assets)

 (1) GENERAL ELECTRIC                           8.2%

 (2) HOME DEPOT                                 6.3%

 (3) AMGEN                                      5.6%

 (4) WYETH                                      5.2%

 (5) MICROSOFT                                  5.1%

 (6) PROCTER & GAMBLE                           5.1%

 (7) KOHL'S                                     5.0%

 (8) PHARMACIA                                  4.4%

 (9) DELL COMPUTER                              4.3%

(10) INTEL                                      4.2%

These securities represent an aggregate of 53.4% of the portfolio.

TOP 5 INDUSTRIES(7)
(by percentage of net assets)

DRUGS & BIOTECHNOLOGY                   19.4%
RETAIL                                  11.3%
COMPUTER SOFTWARE                        8.7%
MULTI-SECTOR                             8.2%
COMMUNICATIONS, MEDIA & ENTERTAINMENT    5.3%

Total: 52.9%

STATE STREET RESEARCH CONCENTRATED GROWTH FUND

-------------------------------------------------------------------------------
INVESTMENT PORTFOLIO
-------------------------------------------------------------------------------
August 31, 2002 (Unaudited)

------------------------------------------------------------------------------

                                                                                            VALUE
                                                                         SHARES            (NOTE 1)
---------------------------------------------------------------------------------------------------
COMMON STOCKS 102.1%
CONSUMER DISCRETIONARY 18.9%
CASINOS/GAMBLING, HOTEL/MOTEL 2.3%
International Game Technology Inc.* .................................      1,340       $    86,671
                                                                                       -----------
COMMUNICATIONS, MEDIA & ENTERTAINMENT 5.3%
Univision Communications Inc. Cl. A* ................................      2,140            49,862
USA Interactive* ....................................................      3,930            84,181
Viacom Inc. Cl. B* ..................................................      1,630            66,341
                                                                                       -----------
                                                                                           200,384
                                                                                       -----------
RETAIL 11.3%
Home Depot Inc. .....................................................      7,240           238,413
Kohl's Corp.* .......................................................      2,680           186,850
                                                                                       -----------
                                                                                           425,263
                                                                                       -----------
Total Consumer Discretionary ........................................                      712,318
                                                                                       -----------
CONSUMER STAPLES 9.3%
BEVERAGES 1.6%
Pepsi Bottling Group Inc. ...........................................      2,020            58,984
                                                                                       -----------
FOODS 2.6%
Kraft Foods Inc. Cl. A ..............................................      2,490            99,027
                                                                                       -----------
HOUSEHOLD PRODUCTS 5.1%
Procter & Gamble Co. ................................................      2,170           192,371
                                                                                       -----------
Total Consumer Staples ..............................................                      350,382
                                                                                       -----------
FINANCIAL SERVICES 9.7%
FINANCIAL DATA PROCESSING SERVICES & SYSTEMS 2.8%
First Data Corp. ....................................................      3,060           106,335
                                                                                       -----------
INSURANCE 4.1%
The Saint Paul Companies, Inc. ......................................      2,930            89,130
XL Capital Ltd. Cl. A ...............................................        880            64,777
                                                                                       -----------
                                                                                           153,907
                                                                                       -----------
MISCELLANEOUS FINANCIAL 2.8%
Citigroup, Inc. .....................................................      3,170           103,818
                                                                                       -----------
Total Financial Services ............................................                      364,060
                                                                                       -----------
HEALTHCARE 27.1%
DRUGS & BIOTECHNOLOGY 19.4%
Amgen Inc.* .........................................................      4,640           208,939
Andrx Corp.* ........................................................      2,810            69,210
Biogen Inc.* ........................................................      2,720            91,120
Pharmacia Corp. .....................................................      3,750           163,875
Wyeth Inc. ..........................................................      4,610           197,308
                                                                                       -----------
                                                                                           730,452
                                                                                       -----------
HEALTHCARE FACILITIES 3.5%
HCA Inc. ............................................................      2,790           129,874
                                                                                       -----------
HEALTHCARE SERVICES 1.8%
Anthem Inc.* ........................................................      1,070            67,528
                                                                                       -----------
HOSPITAL SUPPLY 2.4%
St. Jude Medical Inc.* ..............................................      2,450            91,165
                                                                                       -----------
Total Healthcare ....................................................                    1,019,019
                                                                                       -----------
MATERIALS & PROCESSING 2.5%
CHEMICALS 2.5%
Air Products & Chemicals Inc. .......................................      2,000            93,820
                                                                                       -----------
Total Materials & Processing ........................................                       93,820
                                                                                       -----------
OTHER 8.2%
MULTI-SECTOR 8.2%
General Electric Co. ................................................     10,290           310,244
                                                                                       -----------
Total Other .........................................................                      310,244
                                                                                       -----------
OTHER ENERGY 1.7%
OIL & GAS PRODUCERS 1.7%
Ocean Energy Inc. ...................................................      2,970            62,251
                                                                                       -----------
Total Other Energy ..................................................                       62,251
                                                                                       -----------
PRODUCER DURABLES 3.6%
AEROSPACE 2.0%
Lockheed Martin Corp. ...............................................      1,190            75,351
                                                                                       -----------
MACHINERY 1.6%
Deere & Co. .........................................................      1,270            58,318
                                                                                       -----------
Total Producer Durables .............................................                      133,669
                                                                                       -----------
TECHNOLOGY 21.1%
COMMUNICATIONS TECHNOLOGY 3.8%
L-3 Communications Holdings Inc.* ...................................      2,820           143,510
                                                                                       -----------
COMPUTER SOFTWARE 8.7%
Intuit, Inc.* .......................................................      3,010           134,336
Microsoft Corp.* ....................................................      3,920           192,394
                                                                                       -----------
                                                                                           326,730
                                                                                       -----------
COMPUTER TECHNOLOGY 4.3%
Dell Computer Corp.* ................................................      6,110           162,587
                                                                                       -----------
ELECTRONICS: SEMICONDUCTORS/COMPONENTS 4.3%
Intel Corp. .........................................................      9,580           159,698
                                                                                       -----------
Total Technology ....................................................                      792,525
                                                                                       -----------
Total Common Stocks (Cost $3,845,033) ...............................                    3,838,288
                                                                                       -----------

--------------------------------------------------------------------------------------------------
                                                           PRINCIPAL   MATURITY
                                                            AMOUNT       DATE
--------------------------------------------------------------------------------------------------
COMMERCIAL PAPER 2.6%
American Express Credit Corp., 1.74% ..................... $100,000    9/04/2002            99,985
                                                                                       -----------
Total Commercial Paper (Cost $99,985) ..........................................            99,985
                                                                                       -----------
Total Investments (Cost $3,945,018) - 104.7% ...................................         3,938,273
Cash and Other Assets, Less Liabilities - (4.7%) ...............................          (178,324)
                                                                                       -----------
Net Assets - 100.0% ............................................................       $ 3,759,949
                                                                                       ===========
Federal Income Tax Information:

At August 31, 2002, the net unrealized depreciation of investments based on cost for federal income tax purposes of $3,974,699 was as follows:
Aggregate gross unrealized appreciation for all investments in which there is an
  excess of value over tax cost ................................................       $   149,235
Aggregate gross unrealized depreciation for all investments in which there is an
  excess of tax cost over value ................................................          (185,661)
                                                                                       -----------
                                                                                      ($    36,426)
                                                                                       ===========
--------------------------------------------------------------------------------------------------
* Nonincome-producing securities.

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH CONCENTRATED GROWTH FUND

-------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
-------------------------------------------------------------------------------
August 31, 2002 (Unaudited)

ASSETS
Investments, at value (Cost $3,945,018) (Note 1) ...............     $3,938,273
Cash ...........................................................         34,486
Receivable for securities sold .................................        284,630
Receivable for fund shares sold ................................          4,973
Receivable from Distributor (Note 3) ...........................          2,735
Dividends receivable ...........................................          1,439
Other assets ...................................................         22,739
                                                                     ----------
                                                                      4,289,275
LIABILITIES
Payable for securities purchased ...............................        366,367
Accrued transfer agent and shareholder services (Note 2)                 28,545
Payable for fund shares redeemed ...............................          7,335
Accrued management fee (Note 2) ................................          2,962
Accrued trustees' fees (Note 2) ................................          2,935
Accrued administration fee (Note 2) ............................          2,665
Accrued distribution and service fees (Note 5) .................          2,235
Other accrued expenses .........................................        116,282
                                                                     ----------
                                                                        529,326
                                                                     ----------
NET ASSETS                                                           $3,759,949
                                                                     ==========
Net Assets consist of:
  Unrealized depreciation of investments .......................      $  (6,745)
  Accumulated net realized loss ................................     (5,811,629)
  Paid-in capital ..............................................      9,578,323
                                                                     ----------
                                                                     $3,759,949
                                                                     ==========
Net Asset Value and redemption price per share of
  Class A shares ($1,480,912 / 427,184 shares) .................          $3.47
                                                                          =====
Maximum Offering Price per share ($3.47 / 0.9425 shares) .......          $3.68
                                                                          =====
Net Asset Value and offering price per share of
  Class B(1) shares  ($1,413,674 / 413,526 shares)* ............          $3.42
                                                                          =====
Net Asset Value and offering price per share of
  Class B shares ($364,616 / 106,588 shares)* ..................          $3.42
                                                                          =====
Net Asset Value and offering price per share of
  Class C shares ($207,156 / 60,359 shares)* ...................          $3.43
                                                                          =====
Net Asset Value, offering price and redemption price per share
  of Class S shares ($293,591 / 84,222 shares) .................          $3.49
                                                                          =====
---------------------------------------------------------------------------
*Redemption price per share for Class B(1), Class B and Class C is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH CONCENTRATED GROWTH FUND

-------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
-------------------------------------------------------------------------------
For the six months ended August 31, 2002 (Unaudited)

INVESTMENT INCOME
Dividends .....................................................      $    9,075
Interest (Note 1) .............................................           2,300
                                                                     ----------
                                                                         11,375
EXPENSES
Transfer agent and shareholder services (Note 2) ..............          56,985
Administration fee (Note 2) ...................................          40,872
Registration fees .............................................          33,126
Custodian fee .................................................          30,266
Management fee (Note 2) .......................................          19,854
Audit fee .....................................................           9,417
Distribution and service fees - Class A (Note 5) ..............           2,807
Distribution and service fees - Class B(1) (Note 5) ...........           8,527
Distribution and service fees - Class B (Note 5) ..............           2,630
Distribution and service fees - Class C (Note 5) ..............           1,328
Trustees' fees (Note 2) .......................................           3,883
Reports to shareholders .......................................           3,694
Legal fees ....................................................           2,497
Miscellaneous .................................................           3,802
                                                                     ----------
                                                                        219,688
Expenses borne by the distributor (Note 3) ....................        (175,498)
Fees paid indirectly (Note 2) .................................            (867)
                                                                     ----------
                                                                         43,323
                                                                     ----------
Net investment loss ...........................................         (31,948)
                                                                     ----------
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
Net realized loss on investments (Notes 1 and 4) ..............      (2,029,587)
Change in unrealized appreciation of investments ..............         600,869
                                                                     ----------
Net loss on investments .......................................      (1,428,718)
                                                                     ----------
Net decrease in net assets resulting from operations ..........      $1,460,666)
                                                                     ==========

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH CONCENTRATED GROWTH FUND

-------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------
August 31, 2002 (Unaudited)

                                                                 SIX MONTHS ENDED
                                                                  AUGUST 31, 2002            YEAR ENDED
                                                                    (UNAUDITED)           FEBRUARY 28, 2002
------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment loss ...........................................      ($   31,948)          ($  85,319)
Net realized loss on investments ..............................       (2,029,587)          (2,713,215)
Change in unrealized appreciation of  investments .............          600,869              633,867
                                                                     -----------           ----------
Net decrease resulting from
  operations ..................................................       (1,460,666)          (2,164,667)
                                                                     -----------           ----------
Net increase (decrease) resulting from
  fund share transactions (Note 8).............................         (105,932)             644,760
                                                                     -----------           ----------
Total decrease in net assets ..................................       (1,566,598)          (1,519,907)
                                                                     -----------           ----------
NET ASSETS
Beginning of period ...........................................        5,326,547            6,846,454
                                                                     -----------           ----------
End of period .................................................      $ 3,759,949           $5,326,547
                                                                     ===========           ==========

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH CONCENTRATED GROWTH FUND

-------------------------------------------------------------------------------
NOTES TO UNAUDITED FINANCIAL STATEMENTS
-------------------------------------------------------------------------------
August 31, 2002

NOTE 1

State Street Research Concentrated Growth Fund is a series of State Street Research Financial Trust (the "Trust"), which was organized as a Massachusetts business trust in November 1986 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust consists presently of four separate funds: State Street Research International Equity Fund, State Street Research Government Income Fund, State Street Research Concentrated Growth Fund and State Street Research Health Sciences Fund.

The investment objective of the fund is to provide long-term growth of capital. Under normal market conditions, the fund invests at least 65% of its total assets in a concentrated portfolio of larger-size growth stocks. These may include common and preferred stocks and convertible securities.

The fund offers five classes of shares. Class A shares are subject to an initial sales charge of up to 5.75% and annual distribution and service fees equal to 0.30% of average daily net assets. Class B(1) and Class B shares pay annual distribution and service fees of 1.00% and automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years. Class B(1) shares are subject to a contingent deferred sales charge on certain redemptions made within six years of purchase. Class B shares are offered only to current shareholders through reinvestment of dividends and distributions or through exchanges from existing Class B accounts of State Street Research funds. Class B shares are subject to a contingent deferred sales charge on certain redemptions made within five years of purchase. Class C shares are subject to a contingent deferred sales charge of 1.00% on any shares redeemed within one year of their purchase. Class C shares also pay annual distribution and service fees of 1.00%. Class S shares are only offered through certain retirement accounts, advisory accounts of State Street Research & Management Company (the "Adviser"), the investment management subsidiary of MetLife, Inc. ("MetLife"), and special programs. No sales charge is imposed at the time of purchase or redemption of Class S shares. Class S shares do not pay any distribution or service fees. The fund's expenses are borne pro-rata by each class, except that each class bears expenses, and has exclusive voting rights with respect to provisions of the plans of distribution, related specifically to that class. The Trustees declare separate dividends on each class of shares.

The following significant accounting policies are consistently followed by the fund in preparing its financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies.

A. INVESTMENT VALUATION
Values for listed securities reflect final sales on national securities exchanges quoted prior to the close of the New York Stock Exchange. Over-the-counter securities quoted on the National Association of Securities Dealers Automated Quotation ("Nasdaq") system are valued at the closing price supplied through such system. In the absence of recorded sales and for those over-the-counter securities not quoted on the Nasdaq system, valuations are at the mean of the closing bid and asked quotations. Short-term securities maturing within sixty days are valued at amortized cost.

B. SECURITY TRANSACTIONS
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains or losses are reported on the basis of identified cost of securities delivered.

C. NET INVESTMENT INCOME
Interest income is accrued daily as earned. Dividend income is accrued on the ex-dividend date. The fund is charged for expenses directly attributable to it, while indirect expenses are allocated among all funds in the Trust.

D. DIVIDENDS
Dividends from net investment income, if any, are declared and paid or reinvested annually. Net realized capital gains, if any, are distributed annually, unless additional distributions are required for compliance with applicable tax regulations.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. The difference is primarily due to differing treatments for wash sale deferrals.

E. FEDERAL INCOME TAXES
No provision for federal income taxes is necessary because the fund intends to qualify under Subchapter M of the Internal Revenue Code and its policy is to distribute all of its taxable income, including net realized capital gains, within the prescribed time periods. At February 28, 2002, the fund had a capital loss carryforward of $2,769,420 available, to the extent provided in regulations, to offset future capital gains, if any, of which $137,243 and $2,632,177 expire on February 28, 2009, and 2010, respectively.

In order to meet certain excise tax distribution requirements under Section 4982 of the Internal Revenue Code, the fund is required to measure and distribute annually, if necessary, net capital gains realized during a 12- month period ending October 31. In this connection, the fund is permitted to defer into its next fiscal year any net capital losses incurred between each November 1 and the end of its fiscal year. From November 1, 2001 through February 28, 2002, the fund incurred net capital losses of approximately $828,000 and intends to defer and treat such losses as arising in the fiscal year ended February 28, 2003.

F. ESTIMATES
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2

The Trust and the Adviser have entered into an agreement under which the Adviser earns monthly fees at an annual rate of 0.85% of the fund's average daily net assets. In consideration of these fees, the Adviser furnishes the fund with management, investment advisory, statistical and research facilities and services. The Adviser also pays all salaries, rent and certain other expenses of management. During the six months ended August 31, 2002, the fees pursuant to such agreement amounted to $19,854.

State Street Research Service Center, a division of State Street Research Investment Services, Inc., the Trust's principal underwriter (the "Distributor"), the investment management subsidiary of MetLife, provides certain shareholder services to the fund such as responding to inquiries and instructions from investors with respect to the purchase and redemption of shares of the fund. Total shareholder service costs are allocated to each fund in the same ratios as the transfer agent costs. During the six months ended August 31, 2002, the amount of such expenses was $17,134.

The fees of the Trustees not currently affiliated with the Adviser amounted to $3,883 during the six months ended August 31, 2002.

The fund has entered into an arrangement with its transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period ended August 31, 2002, the fund's transfer agent fees were reduced by $867 under this arrangement.

The fund has agreed to pay the Adviser for certain administrative costs incurred in providing other assistance and services to the fund. The fee is based on a fixed amount that has been allocated equally among State Street Research funds. During the six months ended August 31, 2002, the amount of such expenses was $40,872.

NOTE 3

The Distributor and the fund have agreed that the Distributor and its affiliates may from time to time and in varying amounts voluntarily assume some portion of fees or expenses relating to the fund. During the six months ended August 31, 2002, the amount of such expenses assumed by the Distributor and its affiliates was $175,498. The agreement currently limits expenses to 1.20% of average daily net assets exclusive of Rule 12b-1 fees and certain other expenses.

The agreement requires the fund to reimburse the Distributor in subsequent years when operating expenses (before reimbursement) are less than the applicable percentage limitations. The Distributor will not be entitled to such repayments from the fund after the end of the fifth fiscal year of the fund following the year in which expenses were originally paid.

NOTE 4

For the six months ended August 31, 2002, purchases and sales of securities, exclusive of short-term obligations, aggregated $4,388,931 and $4,380,390, respectively.

NOTE 5

The Trust has adopted plans of distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Under the plans, the fund pays annual service fees to the Distributor at a rate of 0.25% of average daily net assets for Class A, Class B(1), Class B and Class C shares. In addition, the fund pays annual distribution fees of 0.05% of average daily net assets for Class A and 0.75% of average daily net assets for Class B(1), Class B and Class C shares. The Distributor uses such payments for personal services and/ or the maintenance or servicing of shareholder accounts, to compensate or reimburse securities dealers for distribution and marketing services, to furnish ongoing assistance to investors and to defray a portion of its distribution and marketing expenses. For the six months ended August 31, 2002, fees pursuant to such plans amounted to $2,807, $8,527, $2,630 and $1,328 for Class A, Class B(1), Class B and Class C shares, respectively.

The fund has been informed that the Distributor and MetLife Securities, Inc. a wholly-owned subsidiary of MetLife, Inc. earned initial sales charges aggregating $397 and $2,312, respectively, on sales of Class A shares of the fund during the six months ended August 31, 2002, and that MetLife Securities, Inc. earned commissions aggregating $3,000 on sales of Class B(1) shares, and that the Distributor collected contingent deferred sales charges aggregating $1,433, $674 and $20 on redemptions of Class B(1), Class B and Class C shares, respectively, during the period.

NOTE 6

Under normal market conditions the fund invests not less than 65% of its total assets in a concentrated portfolio of larger-size growth stocks. Also, the fund may invest up to 35% of its total assets in other securities (for example, bonds and smaller company stocks). Accordingly, the fund's investments will fluctuate in response to a variety of economic, political and other factors.

NOTE 7

At a meeting held on October 7, 2002, the Board of Trustees voted to liquidate the fund and to distribute the proceeds of such liquidation to the shareholders of the fund on or about November 22, 2002.

NOTE 8

The Trustees have the authority to issue an unlimited number of shares of beneficial interest, at $0.001 par value per share. At August 31, 2002, the Adviser owned one share of each of Class A, Class B(1), Class B, Class C, and Class S shares and MetLife owned 42,418 shares of each of Class A, Class B(1), Class B, Class C, and Class S shares of the fund.

These transactions break down by share class as follows:

                                      SIX MONTHS ENDED
                                      AUGUST 31, 2002                           YEAR ENDED
                                        (UNAUDITED)                          FEBRUARY 28, 2002
                               -------------------------------         -------------------------------
CLASS A                           SHARES             AMOUNT              SHARES              AMOUNT
------------------------------------------------------------------------------------------------------
Shares sold ...........             97,344         $   400,667             300,104         $ 1,509,296
Shares redeemed .......           (102,727)           (412,144)           (233,404)         (1,182,299)
                               -----------         -----------         -----------         -----------
Net increase (decrease)             (5,383)        ($   11,477)             66,700         $   326,997
                               ===========         ===========         ===========         ===========

CLASS B(1)                        SHARES             AMOUNT              SHARES              AMOUNT
------------------------------------------------------------------------------------------------------
Shares sold ...........             61,000         $   254,973             106,908         $   623,090
Shares redeemed .......            (37,487)           (151,196)            (83,298)           (440,268)
                               -----------         -----------         -----------         -----------
Net increase ..........             23,513         $   103,777              23,610         $   182,822
                               ===========         ===========         ===========         ===========

CLASS B                           SHARES             AMOUNT              SHARES              AMOUNT
------------------------------------------------------------------------------------------------------
Shares sold ...........             53,393         $   222,756              48,426         $   273,904
Shares redeemed .......            (89,547)           (373,054)            (27,632)           (149,292)
                               -----------         -----------         -----------         -----------
Net increase (decrease)            (36,154)        ($  150,298)             20,794         $   124,612
                               ===========         ===========         ===========         ===========

CLASS C                           SHARES             AMOUNT              SHARES              AMOUNT
------------------------------------------------------------------------------------------------------
Shares sold ...........             13,924         $    60,720             475,689         $ 3,179,652
Shares redeemed .......            (30,300)           (137,420)           (489,904)         (3,279,200)
                               -----------         -----------         -----------         -----------
Net decrease ..........            (16,376)        ($   76,700)            (14,215)        ($   99,548)
                               ===========         ===========         ===========         ===========

CLASS S                           SHARES             AMOUNT              SHARES              AMOUNT
------------------------------------------------------------------------------------------------------
Shares sold ...........             77,698         $   305,731             152,141         $   833,647
Shares redeemed .......            (67,178)           (276,965)           (133,687)           (723,770)
                               -----------         -----------         -----------         -----------
Net increase ..........             10,520         $    28,766              18,454         $   109,877
                               ===========         ===========         ===========         ===========
------------------------------------------------------------------------------------------------------

STATE STREET RESEARCH CONCENTRATED GROWTH FUND

-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------
For a share outstanding throughout each period:

                                                                                       CLASS A
                                                   ------------------------------------------------------------------------
                                                                                                       JUNE 15, 2000
                                                      SIX MONTHS ENDED                                (COMMENCEMENT OF
                                                       AUGUST 31, 2002            YEAR ENDED            OPERATIONS)
                                                       (UNAUDITED)(a)        FEBRUARY 28, 2002(a)    FEBRUARY 28, 2001(a)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD ($)                     4.80                    6.86                    9.43
                                                             ----                    ----                    ----
  Net investment loss ($)*                                  (0.02)                  (0.06)                  (0.05)
  Net realized and unrealized loss on investments ($)       (1.31)                  (2.00)                  (2.52)
                                                             ----                    ----                    ----
TOTAL FROM INVESTMENT OPERATIONS ($)                        (1.33)                  (2.06)                  (2.57)
                                                             ----                    ----                    ----
NET ASSET VALUE, END OF PERIOD ($)                           3.47                    4.80                    6.86
                                                             ====                    ====                    ====
Total return (%)(b)                                        (27.71)(c)              (30.03)                 (27.25)(c)
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period ($ thousands)                   1,481                   2,077                   2,511
Expense ratio (%)*                                           1.54(d)                 1.53                    1.56(d)
Expense ratio after expense reductions (%)*                  1.50(d)                 1.50                    1.50(d)
Ratio of net investment loss to average net assets (%)*     (1.01)(d)               (1.02)                  (0.90)(d)
Portfolio turnover rate (%)                                 98.96                  195.19                   59.11
* Reflects voluntary reduction of expenses of these
  amounts (%)                                                7.54(d)                 9.05                    4.89(d)
                                                                                      CLASS B(1)
                                                   ----------------------------------------------------------------------
                                                                                                        JUNE 15, 2000
                                                      SIX MONTHS ENDED                                (COMMENCEMENT OF
                                                       AUGUST 31, 2002            YEAR ENDED            OPERATIONS)
                                                        (UNAUDITED)(a)       FEBRUARY 28, 2002(a)    FEBRUARY 28, 2001(a)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD ($)                     4.75                    6.83                    9.43
                                                             ----                    ----                    ----
  Net investment loss ($)*                                  (0.04)                  (0.09)                  (0.09)
  Net realized and unrealized loss on investments ($)       (1.29)                  (1.99)                   2.51
                                                             ----                    ----                    ----
TOTAL FROM INVESTMENT OPERATIONS ($)                        (1.33)                  (2.08)                  (2.60)
                                                             ----                    ----                    ----
NET ASSET VALUE, END OF PERIOD ($)                           3.42                    4.75                    6.83
                                                             ====                    ====                    ====
Total return (%)(b)                                        (28.00)(c)              (30.45)                 (27.57)(c)
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period ($ thousands)                   1,414                   1,852                   2,502
Expense ratio (%)*                                           2.24(d)                 2.23                    2.26(d)
Expense ratio after expense reductions (%)*                  2.20(d)                 2.20                    2.20(d)
Ratio of net investment loss to average net assets(%)*     (1.71)(d)               (1.72)                  (1.60)(d)
Portfolio turnover rate (%)                                 98.96                  195.19                   59.11
* Reflects voluntary reduction of expenses of these
  amounts (%)                                                7.49(d)                 9.09                    4.88(d)
-------------------------------------------------------------------------------------------------------------------------
(a) Per-share figures have been calculated using the average shares method.
(b) Does not reflect any front-end or contingent deferred sales charges. Total return would be lower if the distributor and its affiliates had not voluntarily assumed a portion of the fund's expenses.
(c) Not annualized.
(d) Annualized.

For a share outstanding throughout each period:
                                                                                       CLASS B
                                                   ----------------------------------------------------------------------
                                                                                                        JUNE 15, 2000
                                                      SIX MONTHS ENDED                                (COMMENCEMENT OF
                                                       AUGUST 31, 2002            YEAR ENDED            OPERATIONS)
                                                        (UNAUDITED)(a)       FEBRUARY 28, 2002(a)    FEBRUARY 28, 2001(a)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD ($)                     4.75                    6.83                    9.43
                                                             ----                    ----                    ----
  Net investment loss ($)*                                  (0.04)                  (0.09)                  (0.09)
  Net realized and unrealized loss on investments ($)       (1.29)                  (1.99)                  (2.51)
                                                             ----                    ----                    ----
TOTAL FROM INVESTMENT OPERATIONS ($)                        (1.33)                  (2.08)                  (2.60)
                                                             ----                    ----                    ----
NET ASSET VALUE, END OF PERIOD ($)                           3.42                    4.75                    6.83
                                                             ====                    ====                    ====
Total return (%)(b)                                        (28.00)(c)              (30.45)                 (27.57)(c)

RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period ($ thousands)                     365                     678                     833
Expense ratio (%)*                                           2.24(d)                 2.23                    2.26(d)
Expense ratio after expense reductions (%)*                  2.20(d)                 2.20                    2.20(d)
Ratio of net investment loss to average net assets (%)*     (1.72)(d)               (1.72)                  (1.56)(d)
Portfolio turnover rate (%)                                 98.96                  195.19                   59.11

* Reflects voluntary reduction of expenses of these
  amounts (%)                                                7.58(d)                 9.06                    5.11(d)
                                                                                       CLASS C
                                                   ----------------------------------------------------------------------
                                                                                                        JUNE 15, 2000
                                                      SIX MONTHS ENDED                                (COMMENCEMENT OF
                                                       AUGUST 31, 2002            YEAR ENDED            OPERATIONS)
                                                        (UNAUDITED)(a)       FEBRUARY 28, 2002(a)    FEBRUARY 28, 2001(a)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD ($)                     4.75                    6.82                    9.43
                                                             ----                    ----                    ----
  Net investment loss ($)*                                  (0.04)                  (0.10)                  (0.09)
  Net realized and unrealized loss on investments ($)       (1.28)                  (1.97)                  (2.52)
                                                             ----                    ----                    ----
TOTAL FROM INVESTMENT OPERATIONS ($)                        (1.32)                  (2.07)                  (2.61)
                                                             ----                    ----                    ----
NET ASSET VALUE, END OF PERIOD ($)                           3.43                    4.75                    6.82
                                                             ====                    ====                    ====
Total return (%)(b)                                        (27.79)(c)              (30.35)                 (27.68)(c)

RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period ($ thousands)                     207                     365                     620
Expense ratio (%)*                                           2.24(d)                 2.23                    2.26(d)
Expense ratio after expense reductions (%)*                  2.20(d)                 2.20                    2.20(d)
Ratio of net investment loss to average net assets (%)*     (1.71)(d)               (1.70)                  (1.49)(d)
Portfolio turnover rate (%)                                 98.96                  195.19                   59.11
* Reflects voluntary reduction of expenses of these
  amounts (%)                                                7.56(d)                 8.93                    5.53(d)
-------------------------------------------------------------------------------------------------------------------------

(a) Per-share figures have been calculated using the average shares method.
(b) Does not reflect any front-end or contingent deferred sales charges. Total return would be lower if the distributor and its affiliates had not voluntarily assumed a portion of the fund's expenses.
(c) Not annualized.
(d) Annualized.

                                                                                       CLASS S
                                                   ----------------------------------------------------------------------
                                                                                                        JUNE 15, 2000
                                                      SIX MONTHS ENDED                                (COMMENCEMENT OF
                                                       AUGUST 31, 2002            YEAR ENDED            OPERATIONS)
                                                        (UNAUDITED)(a)       FEBRUARY 28, 2002(a)    FEBRUARY 28, 2001(a)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD ($)                     4.82                    6.88                    9.43
                                                             ----                    ----                    ----
  Net investment loss ($)*                                  (0.01)                  (0.04)                  (0.03)
  Net realized and unrealized loss on investments ($)       (1.32)                  (2.02)                  (2.52)
                                                             ----                    ----                    ----
TOTAL FROM INVESTMENT OPERATIONS ($)                        (1.33)                  (2.06)                  (2.55)
                                                             ----                    ----                    ----
NET ASSET VALUE, END OF PERIOD ($)                           3.49                    4.82                    6.88
                                                             ====                    ====                    ====
Total return (%)(b)                                        (27.59)(c)              (29.94)                 (27.04)(c)

RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period ($ thousands)                     294                     355                     380
Expense ratio (%)*                                           1.24(d)                 1.23                    1.26(d)
Expense ratio after expense reductions (%)*                  1.20(d)                 1.20                    1.20(d)
Ratio of net investment loss to average net assets (%)*     (0.70)(d)               (0.73)                  (0.51)(d)

Portfolio turnover rate (%)                                 98.96                  195.19                   59.11

* Reflects voluntary reduction of expenses of these
  amounts (%)                                                7.30(d)                 9.00                    5.35(d)
-------------------------------------------------------------------------------------------------------------------------

(a) Per-share figures have been calculated using the average shares method.
(b) Does not reflect any front-end or contingent deferred sales charges. Total return would be lower if the distributor and its affiliates had not voluntarily assumed a portion of the fund's expenses.
(c) Not annualized.
(d) Annualized.

STATE STREET RESEARCH FINANCIAL TRUST

                                                                                                NUMBER OF
                                                                                                  FUNDS
                                     TERM OF                                                      IN FUND
                                     OFFICE                                                       COMPLEX
                      POSITION(s)  AND LENGTH                                                   OVERSEEN BY
NAME, ADDRESS AND        HELD       OF TIME                                                       TRUSTEE/     OTHER DIRECTORSHIPS
AGE(a)                 WITH FUND   SERVED(b)    PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS        OFFICER(c)  HELD BY TRUSTEE/OFFICER
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

BRUCE R. BOND            Trustee       Since      Retired; formerly Chairman of the Board, Chief     27   Ceridian Corporation
(56)                                   1999       Executive Officer and President, PictureTel
                                                  Corporation (video conferencing systems)
------------------------------------------------------------------------------------------------------------------------------------
STEVE A. GARBAN          Trustee       Since      Retired; formerly Senior Vice President for        47   Metropolitan Series Fund,
(65)                                   1997       Finance and Operations and Treasurer, The               Inc.(d)
                                                  Pennsylvania State University
------------------------------------------------------------------------------------------------------------------------------------
DEAN O. MORTON           Trustee       Since      Retired; formerly Executive Vice President, Chief  47   The Clorox Company;
(70)                                   1987       Operating Officer and Director, Hewlett-Packard         KLA-Tencor Corporation;
                                                  Company (computer manufacturer)                         BEA Systems, Inc.;
                                                                                                          Cepheid; Pharsight
                                                                                                          Corporation; and
                                                                                                          Metropolitan Series Fund,
                                                                                                           Inc.(d)
------------------------------------------------------------------------------------------------------------------------------------
SUSAN M. PHILLIPS        Trustee       Since      Dean, School of Business and Public Management,    27   None
(57)                                   1998       George Washington University; formerly a member
                                                  of the Board of Governors of the Federal Reserve
                                                  System; and Chairman and Commissioner of the
                                                  Commodity Futures Trading Commission
------------------------------------------------------------------------------------------------------------------------------------
TOBY ROSENBLATT          Trustee       Since      President, Founders Investments Ltd.               47   AP Pharma, Inc.; and
(64)                                   1993       (investments); formerly President, The Glen Ellen       Metropolitan Series Fund,
                                                  Company (private investment firm)                       Inc.(d)
------------------------------------------------------------------------------------------------------------------------------------
MICHAEL S. SCOTT         Trustee       Since      Jay W. Forrester Professor of Management, Sloan    47   Metropolitan Series Fund,
MORTON                                 1987       School of Management, Massachusetts Institute of        Inc.(d)
(65)                                              Technology
------------------------------------------------------------------------------------------------------------------------------------
JAMES M. STOREY          Trustee       Since      Attorney; formerly Partner, Dechert (law firm)     27   SEI Investments Funds
(71)                                   2002                                                               (consisting of 104
                                                                                                          portfolios); The
                                                                                                          Massachusetts Health &
                                                                                                          Education Tax-Exempt Trust
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE

RICHARD S. DAVIS(+)      Trustee       Since      Chairman of the Board, President and Chief         27   None
(56)                                   2000       Executive Officer of State Street Research &
                                                  Management Company; formerly Senior Vice
                                                  President, Fixed Income Investments, Metropolitan
                                                  Life Insurance Company; and Managing Director,
                                                  J.P. Morgan Investment Management
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS

JOHN R.                    Vice     Since 2002    Managing Director of State Street Research &        4   None
BORZILLERI, MD          President   (previously   Management Company; formerly Senior Vice
(43)                                served from   President, Vice President and equity analyst,
                                   1999 to 2001)  State Street Research & Management Company
------------------------------------------------------------------------------------------------------------------------------------
MIREN ETCHEVERRY           Vice        Since      Senior Vice President of State Street Research &   10   None
(47)                    President      2002       Management Company; formerly portfolio manager,
                                                  Credit Agricole Asset Management; and portfolio
                                                  manager, John Hancock Funds
------------------------------------------------------------------------------------------------------------------------------------
JOHN H. KALLIS             Vice        Since      Senior Vice President of State Street Research &   12   None
(61)                    President      1987       Management Company
------------------------------------------------------------------------------------------------------------------------------------
JOHN S. LOMBARDO           Vice        Since      Managing Director, Chief Financial Officer and     27   None
(47)                    President      2001       Director of State Street Research & Management
                                                  Company; formerly Executive Vice President, State
                                                  Street Research & Management Company; and Senior
                                                  Vice President, Product and Financial Management,
                                                  MetLife Auto & Home
------------------------------------------------------------------------------------------------------------------------------------
ELEANOR H. MARSH           Vice        Since      Senior Vice President of State Street Research &   10   None
(42)                    President      2002       Management Company; formerly Vice President, State
                                                  Street Research & Management Company; and analyst
                                                  and portfolio manager, Evergreen Investment
                                                  Management Company
------------------------------------------------------------------------------------------------------------------------------------
DAN R. STRELOW             Vice        Since      Managing Director, State Street Research &         16   None
(43)                    President      2002       Management Company; formerly Executive Vice
                                                  President and Senior Vice President, State Street
                                                  Research & Management Company
------------------------------------------------------------------------------------------------------------------------------------
KENNARD                    Vice        Since      Senior Vice President of State Street Research &   15   None
WOODWORTH, JR.          President      2000       Management Company
(64)
------------------------------------------------------------------------------------------------------------------------------------
DOUGLAS A. ROMICH       Treasurer      Since      Senior Vice President and Treasurer of State       27   None
(45)                                   2001       Street Research & Management Company; formerly
                                                  Vice President and Assistant Treasurer, State
                                                  Street Research & Management Company
------------------------------------------------------------------------------------------------------------------------------------
FRANCIS J.              Secretary      Since      Managing Director, General Counsel and Secretary   27   None
MCNAMARA, III                          1995       of State Street Research & Management Company;
(47)                                              formerly Executive Vice President, State Street
                                                  Research & Management Company
------------------------------------------------------------------------------------------------------------------------------------

The fund's Statement of Additional Information includes additional information about the fund's trustees, and is available without charge, by contacting State Street Research, One Financial Center, Boston, Massachusetts 02111-2690, or by calling toll-free
1-87-SSR-FUNDS (1-877-773-8637).
(a) The address of each person is c/o State Street Research & Management Company, One Financial Center, Boston, MA 02111-2690.
(b) A Trustee serves until he or she retires, resigns or is removed as provided in the master trust agreement of the respective
    Trust. Each Trust has adopted a mandatory retirement age of 72. Each officer holds office until he or she resigns, is removed or a successor is elected.
(c) Includes all series of 11 investment companies for which State Street Research & Management Company has served as sole investment adviser and all series of Metropolitan Series Fund, Inc. The primary adviser to Metropolitan Series Fund, Inc. is
    MetLife Advisers, LLC, which has retained State Street Research & Management Company as sub-adviser to certain series of
    Metropolitan Series Fund, Inc.
(d) Serves as Director of Metropolitan Series Fund, Inc., an investment company comprising 20 separate portfolios.
(+) Mr. Davis is an "interested person" of the Trust under the Investment Company Act of 1940 by reason of his affiliation with the Trust's Investment Manager, State Street Research & Management Company, as noted.

STATE STREET RESEARCH CONCENTRATED GROWTH FUND             ------------------
One Financial Center                                            PRSRT STD
Boston, MA 02111-2690                                             AUTO
                                                            U.S. POSTAGE PAID
                                                              HOLLISTON, MA
                                                              PERMIT NO. 20
                                                           ------------------

QUESTIONS? COMMENTS?

E-MAIL us at:
     info@ssrfunds.com

VISIT us on the Internet at:
     www.ssrfunds.com

CALL us toll-free at 1-87-SSR-FUNDS (1-877-773-8637)
     Hearing-impaired: 1-800-676-7876
     Spanish-speaking: 1-888-638-3193

WRITE us at:
     State Street Research
     Service Center
     P.O. Box 8408
     Boston, MA 02266-8408

[logo] State Street Research



(C)2002 State Street Research Investment Services, Inc., One Financial Center, Boston, MA 02111-2690

This report is prepared for the general information of current shareholders.

This publication must be accompanied or preceded by a current State Street Research Concentrated Growth Fund prospectus. When used after December 31, 2002, this report must be accompanied by a current Quarterly Performance Update.

Portfolio changes should not be considered recommendations for action by individual investors.

The DALBAR awards recognize quality shareholder service and should not be considered a rating of fund performance. The survey included mutual fund complexes that volunteered or were otherwise selected to participate and was not industrywide.

CONTROL NUMBER: (exp1003)SSR-LD                                    CG-2488-1002

[LOGO] STATE STREET RESEARCH

Health Sciences Fund
--------------------------------------------------------------------------------
                Semiannual Report to Shareholders
                August 31, 2002

In This Report   Investment Update


                                   [GRAPHIC]

                        plus
                          A Review of Fund Performance,
                          Key Facts and Financial Statements

--------------------------------------------------------------------------------

Contents

2 6 Month Review
  A look at the fund and its market
  environment over the past 6 months

4 The Fund in Detail
  Portfolio holdings, financials and notes

--------------------------------------------------------------------------------

From the Chairman

Investor Confidence
has been shaken by reports of accounting irregularities and corporate mismanagement in the telecommunications and utilities sectors. However, we believe that most companies continue to do business with a sense of ethics and pride in their accomplishments.

[PHOTO]
Richard S. Davis

Although we are disappointed in the negative returns from common stocks, in general, and the healthcare sector, in particular, we believe that it is important to keep a long-term perspective in a volatile market.

In this report, your portfolio manager talks in more detail about the reasons for the fund's performance in a period of uncertainty and instability, and where he sees opportunities for the period ahead.

As always, thank you for choosing State Street Research funds. We look forward to continuing to help you reach your long-term financial goals.

Sincerely,

/s/ Richard S. Davis

Richard S. Davis
Chairman
August 31, 2002

[GRAPHIC]
6 Month Review

                           How State Street Research
                         Health Sciences Fund Performed

State Street Research Health Sciences Fund returned -17.13% for the six-month period ended August 31, 2002.(1) It underperformed the S&P 500 Index, which returned -16.59% over the same period, but did better than the Lipper Health/Biotechnology Funds Average, which was -21.16% for the period. (2,3)

Reasons for the Fund's Performance

Although healthcare stocks outperformed the broad stock market in the second half of the period, it was not enough to offset losses incurred during the first half. Selected biotechnology stocks were among the fund's best performers. However, our investments in small-cap biotechnology came under severe pressure as investors sought segments of the market that offered more reliable earnings growth. Our investments in healthcare services made a positive contribution to performance. The fund was also aided by a large position in Pharmacia, which did well on the announcement of its proposed acquisition by Pfizer.

During the quarter we increased our positions in larger healthcare companies because we believe they have the potential to hold up better in a weak economic environment. However, as small-cap biotechnology stocks were driven down, we selectively added to positions that were attractively valued relative to our assessment of their future growth prospects.

Looking Ahead

In the short term, we believe that healthcare stocks have the potential to outperform the broad stock market if the economy remains weak. In the long term, we expect the sector to benefit from an aging population, which places increasing demands on healthcare, and continued product innovation. |_|

Class A Shares(1)

   -17.13% [DOWN ARROW]

"We believe that
healthcare stocks
have the potential
to outperform the
market in a weak
economy."

[PHOTO]
John Borzilleri
Portfolio Manager,
State Street Research
Health Sciences Fund

S&P 500 Index(2)

  -16.59% [DOWN ARROW]

Because financial markets and mutual fund strategies are constantly evolving, it is possible that the fund's holdings, market stance, outlook for various industries or securities and other matters discussed in this report have changed since this information was prepared. Portfolio changes should not be considered recommendations for action by individual investors.


2  State Street Research Health Sciences Fund

The Fund at a Glance as of 8/31/02

State Street Research Health Sciences Fund focuses on long-term growth of capital.

Hits & Misses

[GRAPHIC]

Pharmacia

The fund benefited from the strong performance of this large-cap pharmaceutical company following the announcement of a proposed merger with Pfizer. We took some profits and cut back on our position because we believed the stock may be fully valued.

[GRAPHIC]

Aradigm

This small-cap biotech firm suffered a severe price decline in a tough small-cap market despite strong fundamental news. The company commenced a phase III diabetes trial with optimism. We held onto the stock.

Total Net Assets: $26 million

--------------------------------------------------------------------------------

Top 10 Holdings

     Issuer/Security          % of fund assets

  1  Schering-Plough                      8.2%

  2  Wyeth                                7.8%

  3  Pfizer                               5.0%

  4  Andrx                                4.6%

  5  Pharmacia                            4.5%

  6  Anthem                               4.3%

  7  MGI Pharma                           3.3%

  8  Aspect Medical Systems               2.7%

  9  Aradigm                              2.7%

 10  Atrix Laboratories                   2.7%

     Total                               45.8%

See page 7 for more detail.

Performance

Fund average annual total return as of 8/31/02 (5, 6)
(does not reflect sales charge)

                                   Life of Fund
Share Class     1 Year              (12/21/99)
-------------------------------------------------------
Class A         -17.47%               9.99%
-------------------------------------------------------
Class B(1)      -18.02%               9.58%
-------------------------------------------------------
Class B         -18.39%               9.34%
-------------------------------------------------------
Class C         -18.11%               9.48%
-------------------------------------------------------
Class S         -17.30%              10.16%
-------------------------------------------------------

Fund average annual total return as of 9/30/02 (4, 5, 6)
(at maximum applicable sales charge)

                                   Life of Fund
Share Class     1 Year             (12/21/99)
-------------------------------------------------------
Class A         -23.43%              4.69%
-------------------------------------------------------
Class B(1)      -23.29%              5.59%
-------------------------------------------------------
Class B         -23.67%              5.35%
-------------------------------------------------------
Class C         -20.17%              6.46%
-------------------------------------------------------
Class S         -18.50%              7.15%
-------------------------------------------------------

Top 5 Industries
by % of fund assets

[THE FOLLOWING INFORMATION WAS REPRESENTED AS A BAR CHART IN THE PRINTED
MATERIAL]

August 31, 2002                    February 28, 2002

Drugs & Biotechnology    70.0%     Drugs & Biotechnology     71.6%
Hospital Supply          10.4%     Healthcare Services       10.1%
Healthcare Services       9.1%     Hospital Supply            8.6%
Healthcare Facilities     4.8%     Healthcare Facilities      4.1%
Agriculture               0.5%     Industrial Products        0.9%

--------------------------------------------------------------------------------

Ticker Symbols*

State Street Research Health Sciences Fund

Class A: SHSAX Class B(1): SHSPX Class B: SHSBX Class C: SHSCX Class S: SHSSX

--------------------------------------------------------------------------------

(1)  Does not reflect sales charge.

(2) The S&P 500 Index (officially the "Standard & Poor's 500 Composite Stock Price Index") is an unmanaged index of 500 U.S. stocks. The index does not take transaction charges into consideration. It is not possible to invest directly in the index.

(3) The Lipper Health/Biotechnology Funds Average shows the performance of a category of mutual funds with similar goals. The Lipper average shows you how well the fund has done compared to competing funds.

(4) Performance reflects a maximum 5.75% Class A front-end sales charge, or a 5% Class B or Class B(1) or 1% Class C share contingent deferred sales charge, where applicable.

(5) Keep in mind that past performance is no guarantee of future results. The fund's share price and return will fluctuate, and you may have a gain or loss when you sell your shares. All returns assume reinvestment of capital gains distributions and income dividends at net asset value. Because this fund is focused on one market sector, it may involve more risk than broadly diversified funds, since its entire portfolio will be impacted by the performance of the healthcare industry in general. Performance results for the fund are increased by voluntary reduction of fund fees and expenses; without subsidization, performance would have been lower. Class S shares, offered without sales charge, are available only to certain employee benefit plans and through special programs.

(6) For Classes B(1), B, C, and S, performance for the period December 21, 1999, through October 16, 2000 (commencement of share class), reflects performance of Class A shares.

*    Proposed

[GRAPHIC]

The Fund in Detail


                                                                       [GRAPHIC]

The following pages describe the fund in detail as of the date of this report. They provide a "snapshot" of the fund's holdings at one moment in time (the report date), describe the financial dimensions of its operations for the six months leading up to the report date, and give a summary of operations on a per-share basis. There's also an overview of the fund and its business structure, as well as information on the accounting policies the fund uses in arriving at the figures it presents here.

Together, the words and numbers in this section offer a comprehensive picture of the fund and its recent activities. In fact, the text and notes on pages 5 to 16 are an integral part of the financial statements, which wouldn't be complete without them.

For more information about the fund's strategies, risks and expenses, refer to the fund's prospectus; you'll need to read it before making any investments. The prospectus also has more details on the fund's share classes and its policies for shareholder accounts. To obtain a copy of any State Street Research prospectus, see the back cover of this report.

Keep in mind that in annual reports, the portfolio holdings and financial statements are audited, while in semiannual reports they are unaudited.


4  State Street Research Health Sciences Fund

About the Fund
--------------------------------------------------------------------------------

Business Structure

State Street Research Health Sciences Fund is a mutual fund. A mutual fund allows shareholders to pool their assets for investment in a portfolio of securities. This fund is a series of State Street Research Financial Trust, a Massachusetts business trust, and is an open-end management investment company.

Four entities administer the fund's main business functions:

     o The board of trustees oversees the fund with its shareholders' interests in mind and has ultimate responsibility for the fund's activities.

     o The investment manager, State Street Research & Management Company, is responsible for the fund's investment and business activities and receives the management fee as compensation.

     o The distributor, State Street Research Investment Services, Inc., sells shares of the fund, handles investor inquiries and transaction orders and provides other shareholder services.

     o The custodian, State Street Bank & Trust Company, holds fund securities, provides data on their market value, and handles related services.

The investment manager and the distributor are subsidiaries of MetLife, Inc. ("MetLife"). State Street Bank & Trust Company is not affiliated with MetLife (the similarity between its name and the names of the investment manager and distributor is coincidental). A majority of the trustees consists of people who are not affiliated with MetLife or any of its subsidiaries. The distributor pays a portion of its fees to MetLife for services it provides, including maintaining the accounts of some investors who hold shares through their firm's employee benefit plans and other sponsored arrangements.

Goal and Strategy

The fund seeks to provide long-term growth of capital. Under normal market conditions, the fund invests at least 80% of its total assets in securities of companies in health sciences and related industries. These may include common and preferred stocks, convertible securities, warrants and depositary receipts.

Share Classes

The fund generally offers four share classes, each with its own sales charge and expense structure. The fund also offers an additional class of shares (Class B), but only to current Class B shareholders through reinvestment of dividends and distributions or through exchanges from existing Class B accounts of other State Street Research funds.

Class A shares are subject to an initial sales charge of up to 5.75% and pay annual service and distribution fees equal to 0.30% of average daily net assets. Class B(1) and Class B shares pay annual service and distribution fees of 1.00% and both classes automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years. Class B(1) and Class B shares are subject to a contingent deferred sales charge on certain redemptions made within six years and five years of purchase, respectively. Class C shares are subject to a contingent deferred sales charge of 1.00% on any shares redeemed within one year of their purchase and shares also pay annual service and distribution fees of 1.00%. Class S shares are only offered through certain retirement accounts, advisory accounts of the investment manager, and special programs. No sales charge is imposed at the time of purchase or redemption of Class S shares. Class S shares do not pay any service or distribution fees.


            The text and notes are an integral part of the financial statements.

The Fund's Accounting Policies
--------------------------------------------------------------------------------

In keeping with accounting principles generally accepted in the United States, the fund has used the following policies in preparing the portfolio holdings and financial statements in this report:

The fund values all portfolio securities as of the date of this report (or, if that day was not a business day, then the most recent business day). The fund uses the following methods for determining the values of various types of securities:

     o Listed securities - The fund uses the price of the last sale on a national securities exchange that was quoted before the close of the New York Stock Exchange.

     o Over-the-counter securities - The fund uses the closing prices quoted on the Nasdaq system. If a security has not traded that day, or if it is not quoted on the Nasdaq system, the value is set at halfway between the closing bid and asked quotations.

     o Securities maturing within 60 days - The fund adjusts the value of these securities daily, moving them closer to the amount due on maturity as the maturity date approaches.

The fund accounts for each purchase and sale of portfolio securities on the trade date. In calculating realized gains or losses, the fund takes as its cost basis the identified cost of securities sold.

The fund records investment income from portfolio securities as follows:

     o    Interest - The fund accrues interest daily as it earns it.

     o    Cash dividends - The fund accrues these on the ex-dividend date.

Investment income and realized and unrealized gains and losses are allocated pro rata on the basis of relative net assets by the holders of all classes of shares. Net investment income is determined daily and consists of interest and dividends earned, less the estimated daily expenses of the fund.

The fund may seek additional income by lending portfolio securities to qualified institutions. The fund will receive cash or securities as collateral in the amount equal to at least 100% of the current market value of any loaned securities, plus accrued interest. By reinvesting any cash collateral it receives in these transactions, the fund could realize additional gains or losses. If the borrower fails to return the securities and the collateral has declined in value, the fund could lose money. The fund accounts for income from the lending of its securities (net of securities' lending costs) by including it in interest income. As of August 31, 2002, there were no loaned securities.

The fund distributes its net earnings to its shareholders. The fund calculates these distributions using federal income tax regulations. As a result, they may be different than if the fund used generally accepted accounting principles. The difference is primarily due to differing treatments for wash sale deferrals. The fund distributes its earnings on the following schedule:

     o Dividends from net investment income - The fund ordinarily declares and pays these annually, if any, and may make an additional distribution if tax regulations make it necessary.

     o Net realized capital gains - The fund distributes these annually, if any, and may make an additional distribution if tax regulations make it necessary.

If the fund has no earnings to distribute, it will not make a distribution.

The fund has elected to be taxed under Subchapter M of the Internal Revenue Code. As such the fund does not intend to pay federal income taxes, in part because it makes distributions as described above.

The fund pays expenses as follows:

     o Expenses attributed to the fund - The fund pays these directly. Examples include the management fee, transfer agent fee, custodian fee and distribution and service fees.

     o Expenses attributed to the trust of which the fund is a series - These expenses are divided among all funds in the trust and each fund pays a proportional share. Examples include the legal fees and trustees' fees.

The fund has used certain estimates and assumptions in preparing this report. Although they are necessary in order to follow generally accepted accounting principles, these estimates and assumptions affect several key areas, including the reported amounts of assets and liabilities and income and expenses. Actual results could differ from those estimates.


The text and notes are an integral part of the financial statements.

6  State Street Research Health Sciences Fund

Portfolio Holdings
--------------------------------------------------------------------------------
August 31, 2002  (unaudited)

The listings that begin on this page detail the fund's investment holdings as of the report date. We have grouped the holdings by asset class and by smaller subgroups as well. For example, we have grouped this fund's stocks by sector of the economy, and then by specific industry within each sector.

The solid colored circles (1) show the fund's ten largest holdings, with the number in the circle showing where the holding ranks in the top ten.

--------------------------------------------------------------------------------
Notes about specific elements of the financials are called out in boxes such as this.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
KEY TO SYMBOLS

*    Denotes a security which has not paid a dividend during the last year.

# Denotes an American Depositary Receipt, a form of ownership of foreign securities that is traded in the United States and denominated in U.S. dollars.
--------------------------------------------------------------------------------

        Issuer                                Shares                   Value
        ------------------------------------------------------------------------

        Common Stocks   94.8% of  net assets

        Healthcare 94.3% of net assets
        ------------------------------------------------------------------------

        Drugs & Biotechnology 70.0%
        AmerisourceBergen Corp.                4,740                $343,697
        Amgen Inc.*                           14,720                 662,842
(4)     Andrx Corp.*                          47,880               1,179,284
(10)    Atrix Laboratories Inc.*              39,565                 692,388
        Axonyx Inc.*                         227,560                 307,206
        Barr Laboratories Inc.*                3,840                 271,526
        Biogen Inc.*                          16,825                 563,638
        BioMarin Pharmaceutical Inc.*        156,645                 648,510
        Bristol-Myers Squibb Co.              18,990                 473,801
        Cardinal Health Inc.                   6,785                 439,939
        CV Therapeutics Inc.*                 23,655                 514,071
        DOV Pharmaceutical Inc.*             160,630                 639,307
        Inhale Therapeutic Systems Inc.*      68,570                 449,134
        InterMune Inc.*                       27,790                 691,137
        King Pharmaceuticals Inc.*            28,172                 600,345
(7)     MGI Pharma Inc.*                     109,460                 852,693
        Neurocrine Biosciences Inc.*          10,900                 389,021
(3)     Pfizer Inc.                           39,272               1,299,118
(5)     Pharmacia Corp.                       26,881               1,174,700
        Ribapharm Inc.*                      105,290                 588,571
        SangStat Medical Corp.*               10,272                 187,053
(1)     Schering-Plough Corp.                 92,446               2,133,654
        Sepracor Inc.*                        74,925                 417,332
        Teva Pharmaceutical Industries Ltd.#   6,020                 399,126
        Vion Pharmaceuticals Inc.*           394,990                 189,595
(2)     Wyeth Inc.                            47,397               2,028,592
                                                               -------------
                                                                  18,136,280
                                                               -------------

        Healthcare Facilities 4.8%
        HCA Inc.                              13,895                 646,812
        HealthSouth Corp.*                    42,230                 227,620
        Tenet Healthcare Corp.*                7,730                 364,624
                                                               -------------
                                                                   1,239,056
                                                               -------------

        Healthcare Services 9.1%
(6)     Anthem Inc.*                          17,638               1,113,134
        Community Health Systems Inc.*        11,900                 284,410
        Universal Health Services Inc.*        5,850                 267,462
        Wellpoint Health Networks Inc. Cl. A*  9,170                 681,973
                                                               -------------
                                                                   2,346,979
                                                               -------------


            The text and notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
August 31, 2002

        Issuer                                Shares                   Value
        ------------------------------------------------------------------------

        Hospital Supply 10.4%
(9)     Aradigm Corp.*                       236,000                $703,280
(8)     Aspect Medical Systems Inc.*         211,111                 709,333
        St. Jude Medical Inc.*                 7,680                 285,773
        Staar Surgical Co.*                   85,160                 255,480
        TheraSense Inc.*                      29,610                 506,331
        Varian Medical Systems Inc.*           5,380                 228,811
                                                               -------------
                                                                   2,689,008
                                                               -------------
        Total Healthcare                                          24,411,323
                                                               -------------

        Materials & Processing  0.5% of net assets
        ------------------------------------------------------------------------

        Agriculture 0.5%
        Monsanto Co.                           7,620                $139,979
                                                               -------------
        Total Materials & Processing                                 139,979
                                                               -------------

        Total Common Stocks                                       24,551,302(a)
                                                               -------------


--------------------------------------------------------------------------------
(a) The fund paid a total of $27,211,592 for these securities.
--------------------------------------------------------------------------------


The text and notes are an integral part of the financial statements.

8  State Street Research Health Sciences Fund

                                                        Coupon           Maturity           Amount of
Issuer                                                   Rate              Date             Principal           Value
-----------------------------------------------------------------------------------------------------------------------
Commercial Paper  5.1% of net assets

American Express Credit Corp.                            1.74%          9/03/2002            $220,000          $219,979
American Express Credit Corp.                            1.74%          9/06/2002             644,000           643,844
General Electric Capital Corp.                           1.78%          9/11/2002             450,000           449,778
                                                                                                              ---------
Total Commercial Paper                                                                                        1,313,601(1)
                                                                                                              ---------

--------------------------------------------------------------------------------
(1) The fund paid a total of $1,313,601 for these securities.
--------------------------------------------------------------------------------

                                                                            % of
                                                                          Net Assets
-----------------------------------------------------------------------------------------------------------------------
Summary of Portfolio Assets

Total Investments                                                             99.9%                         $25,864,903(2)
Cash and Other Assets, Less Liabilities                                        0.1%                              35,647
                                                                             -----                         ------------
Net Assets                                                                   100.0%                         $25,900,550
                                                                             =====                         ============

--------------------------------------------------------------------------------
(2) The fund paid a total of $28,525,193 for these securities.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Federal Income Tax Information

At August 31, 2002, the net unrealized depreciation of investments based on cost for federal income tax purposes of $28,932,704 was as follows:

Aggregate gross unrealized appreciation for all investments in
which there is an excess of value over tax cost                     $1,789,947

Aggregate gross unrealized depreciation for all investments in
which there is an excess of tax cost over value                     (4,857,748)
                                                                   -----------
                                                                   ($3,067,801)
                                                                   ===========
--------------------------------------------------------------------------------


            The text and notes are an integral part of the financial statements.

Statement of Assets and Liabilities
--------------------------------------------------------------------------------
August 31, 2002 (unaudited)

This is the fund's balance sheet as of the report date. It shows the fund's total assets, its liabilities and, by subtraction, its net assets. It also shows the share price for each share class as of the report date.

Assets

Investments, at value                                           $25,864,903(1)
Cash                                                                    594
Receivable for securities sold                                      779,555
Receivable for fund shares sold                                      71,402
Receivable from distributor                                          18,522
Dividends receivable                                                 17,215
Other assets                                                         29,303
                                                               ------------
                                                                 26,781,494

Liabilities

Payable for securities purchased                                    651,982
Accrued transfer agent and shareholder services                      30,959
Payable for fund shares redeemed                                     21,469
Accrued management fee                                               16,684
Accrued distribution and service fees                                14,510
Accrued trustees' fees                                                5,521
Accrued administration fee                                            2,942
Other accrued expenses                                              136,877
                                                               ------------
                                                                    880,944
                                                               ------------

Net Assets                                                      $25,900,550
                                                               ============

Net Assets consist of:
  Unrealized depreciation of investments                        ($2,660,290)
  Accumulated net realized loss                                  (2,468,471)
  Paid-in capital                                                31,029,311
                                                               ------------
                                                                $25,900,550(2)
                                                               ============

--------------------------------------------------------------------------------
(1) The fund paid a total of $28,525,193 for these securities.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(2)                 Net Asset Value (NAV) of Each Share Class
Except where noted, the NAV is the offering and the redemption price for each class.

Class           Net Assets   /   Number of Shares   =   NAV

  A            $11,493,919           963,512         $11.93*
  B(1)         $10,151,366           859,655         $11.81**
  B             $1,930,188           164,422         $11.74**
  C             $1,393,743           118,284         $11.78**
  S               $931,334            77,723         $11.98

*    Maximum offering price per share = $12.66 ($11.93 / 0.9425)

** Redemption price per share for Class B(1), Class B and Class C is equal to net asset value less any applicable contingent deferred sales charge.
--------------------------------------------------------------------------------


The text and notes are an integral part of the financial statements.

10  State Street Research Health Sciences Fund

Statement of Operations
--------------------------------------------------------------------------------
For the six months ended August 31, 2002  (unaudited)

This shows what the fund earned and lost over the report period, and what its expenses were.

Investment Income

Dividends, net of foreign taxes                                   $64,675(1)
Interest                                                            9,468
                                                             ------------
                                                                   74,143

Expenses

Management fee                                                    107,048(2)
Transfer agent and shareholder services                            88,308(3)
Custodian fee                                                      48,758
Administration fee                                                 40,538(4)
Reports to shareholders                                            18,302
Distribution and service fees - Class A                            19,052(5)
Distribution and service fees - Class B(1)                         55,072(5)
Distribution and service fees - Class B                            11,357(5)
Distribution and service fees - Class C                             7,304(5)
Registration fees                                                  28,928
Audit fee                                                          10,880
Legal fees                                                         10,090
Trustees' fees                                                      4,896(6)
Miscellaneous                                                       6,350
                                                             ------------
                                                                  456,883
Expenses borne by the distributor                                (181,836)(7)
Fees paid indirectly                                               (3,848)(8)
                                                             ------------
                                                                  271,199
                                                             ------------
Net investment loss                                              (197,056)
                                                             ------------

Realized and Unrealized Loss on Investments

Net realized loss on investments                               (1,844,728)(9)
Change in unrealized depreciation
  of investments                                               (3,515,745)
                                                             ------------
Net loss on investments                                        (5,360,473)
                                                             ------------
Net decrease in net assets resulting
  from operations                                             ($5,557,529)
                                                             ============

--------------------------------------------------------------------------------
(1)  The fund paid foreign taxes of $176.
--------------------------------------------------------------------------------
(2)  The management fee is 0.75% of average net assets.
--------------------------------------------------------------------------------
(3) Includes a total of $28,775 paid to the distributor and to MetLife for services provided, including maintaining the accounts of some investors who hold shares through the firm's employee benefit plans and other sponsored arrangements. Total shareholder service costs are allocated to each fund in the same ratio as the transfer agent costs.
--------------------------------------------------------------------------------
(4) Payments made to the investment manager for certain administrative costs incurred in providing other assistance and services to the fund. The fee is based on a fixed amount that has been allocated equally among State Street Research funds.
--------------------------------------------------------------------------------
(5) Payments made to the distributor under the fund's 12b-1 plans. The fees cover personal services and the maintenance of shareholder accounts. The fees also cover distribution and marketing expenditures for the sale of fund shares. The payments compensate the distributor for services and expenditures incurred under the plan, and none of the payments are returnable to the fund.
--------------------------------------------------------------------------------
(6) Paid only to trustees who aren't currently affiliated with the adviser (the fund doesn't pay trustees' fees to affiliated trustees).
--------------------------------------------------------------------------------
(7) Represents the share of expenses that the fund's distributor and its affiliates paid voluntarily. In the future, the agreement allows the distributor to seek repayment from the fund (as long as these repayments do not cause the fund's expenses to exceed certain limits.) Currently, the agreement limits expenses to 1.25% of average daily net assets, exclusive of Rule 12b-1 fees and certain other expenses. The distributor will not be entitled to such repayments from the fund after the end of the fifth fiscal year of the fund following the year in which the expenses were originally paid.
--------------------------------------------------------------------------------
(8)  Represents transfer agents credits earned from uninvested cash balances.
--------------------------------------------------------------------------------
(9) The fund sold $21,391,428 worth of securities. During this same period, the fund also bought $23,263,102 worth of securities. These figures don't include short-term obligations or U.S. government securities.
--------------------------------------------------------------------------------


            The text and notes are an integral part of the financial statements.

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

This shows how the fund's size changed over the report period, including changes that resulted from investment performance as well as those that resulted from shareholders buying and selling fund shares.

                                           Six months ended
                                           August 31, 2002       Year ended
                                              (unaudited)     February 28, 2002
--------------------------------------------------------------------------------

Increase (Decrease) in Net Assets

Operations:
Net investment loss                             ($197,056)         ($288,605)
Net realized loss on investments               (1,844,728)          (208,244)
Change in unrealized
  appreciation (depreciation)
  of investments                               (3,515,745)           986,106
                                           ---------------------------------
Net increase (decrease) resulting
  from operations                              (5,557,529)           489,257
                                           ---------------------------------

Distributions from capital gains:
  Class A                                         (33,036)           (27,298)
  Class B(1)                                      (29,756)           (22,080)
  Class B                                          (6,142)            (7,365)
  Class C                                          (3,829)            (2,312)
  Class S                                          (2,787)            (3,096)
                                           ---------------------------------
                                                  (75,550)           (62,151)
                                           ---------------------------------
Net increase from fund
  share transactions                            2,109,744(1)      13,933,254
                                           ---------------------------------
Total increase (decrease)
  in net assets                                (3,523,335)        14,360,360

Net Assets

Beginning of period                            29,423,885         15,063,525
                                           ---------------------------------
End of period                                 $25,900,550        $29,423,885
                                           =================================


The text and notes are an integral part of the financial statements.

12  State Street Research Health Sciences Fund

--------------------------------------------------------------------------------
(1) These transactions break down by share class as follows:

                                                    Six months ended
                                                    August 31, 2002                         Year ended
                                                      (unaudited)                       February 28, 2002

Class A                                         Shares           Amount             Shares          Amount
=============================================================================================================
Shares sold                                     288,550        $3,903,322*          617,166        $8,786,509

Issued upon reinvestment of
  distributions from capital gains                2,097            31,093             1,997            26,879

Shares redeemed                                (232,550)       (3,019,751)         (199,164)       (2,846,337)
                                            -----------------------------------------------------------------
Net increase                                     58,097          $914,664           419,999        $5,967,051
                                            =================================================================

Class B(1)                                      Shares           Amount             Shares          Amount
=============================================================================================================
Shares sold                                     158,103        $2,090,700**         536,852        $7,596,874

Issued upon reinvestment of
  distributions from capital gains                1,989            29,278             1,592            21,406

Shares redeemed                                 (95,573)       (1,178,376)***       (71,753)       (1,016,815)
                                            -----------------------------------------------------------------
Net increase                                     64,519          $941,602           466,691        $6,601,465
                                            =================================================================

Class B                                         Shares           Amount             Shares          Amount
=============================================================================================================
Shares sold                                      26,147          $342,709**          74,653        $1,059,514

Issued upon reinvestment of
  distributions from capital gains                  412             6,044               540             7,258

Shares redeemed                                 (39,143)         (488,150)***       (37,320)         (526,094)
                                            -----------------------------------------------------------------
Net increase (decrease)                         (12,584)        ($139,397)           37,873          $540,678
                                            =================================================================

Class C                                         Shares           Amount             Shares          Amount
=============================================================================================================
Shares sold                                      33,469          $462,531**          49,220          $724,677

Issued upon reinvestment of
  distributions from capital gains                  257             3,776               172             2,312

Shares redeemed                                  (7,261)          (87,833)****       (3,285)          (47,632)
                                            -----------------------------------------------------------------
Net increase                                     26,465          $378,474            46,107          $679,357
                                            =================================================================

Class S                                         Shares           Amount             Shares          Amount
=============================================================================================================
Shares sold                                       6,521           $88,365            15,750          $228,809

Issued upon reinvestment of
  distributions from capital gains                  187             2,783               230             3,096

Shares redeemed                                  (5,575)          (76,747)           (6,295)          (87,202)
                                            -----------------------------------------------------------------
Net increase                                      1,133           $14,401             9,685          $144,703
                                            =================================================================

     The trustees have the authority to issue an unlimited number of shares of beneficial interest, with a $0.001 par value per share. At August 31, 2002, the Adviser owned one Class S share and MetLife owned 108,379 Class A shares, 27,184 shares of each of Class B(1), Class B, and Class C and 27,181 Class S shares of the fund.

* Sales charges collected by the distributor and MetLife were $9,695 and $24,925, respectively.

** Like all broker/dealers, MetLife received commissions that were calculated as a percentage of these sales but the commissions of $45,849, $33 and $164 for Class B(1), Class B and Class C, respectively, were paid by the distributor, not the fund.

*** Includes $16,648 and $2,851 in deferred sales charges collected by the distributor for Class B(1) and Class B, respectively.

**** Includes $84 in deferred sales charges collected by the distributor.

--------------------------------------------------------------------------------


            The text and notes are an integral part of the financial statements.

Financial Highlights
--------------------------------------------------------------------------------
These provide a summary of each share class's financial performance.

                                                                                           Class A
                                                               ===================================================================
                                                                                                                December 21, 1999
                                                               Six months ended    Years ended February 28      (commencement of
                                                               August 31, 2002     -----------------------       operations) to
Per-Share Data                                                  (unaudited)(a)       2002(a)    2001(a)       February 29, 2000(a)
==================================================================================================================================
Net asset value, beginning of period ($)                            14.43              14.14     13.33               10.00
                                                                   ------             ------    ------              ------
  Net investment loss ($)*                                          (0.07)             (0.13)    (0.06)              (0.00)

  Net realized and unrealized gain (loss) on investments ($)        (2.39)              0.47      1.88                3.33
                                                                   ------             ------    ------              ------
Total from investment operations ($)                                (2.46)              0.34      1.82                3.33
                                                                   ------             ------    ------              ------
  Distributions from capital gains ($)                              (0.04)             (0.05)    (1.01)                 --
                                                                   ------             ------    ------              ------
Total distributions ($)                                             (0.04)             (0.05)    (1.01)                 --
                                                                   ------             ------    ------              ------
Net asset value, end of period ($)                                  11.93              14.43     14.14               13.33
                                                                   ======             ======    ======              ======
Total return (%) (b)                                               (17.13)(c)           2.41     14.31               33.30(c)

Ratios/Supplemental Data
==================================================================================================================================
Net assets at end of period ($ thousands)                          11,494             13,069     6,863               1,654

Expense ratio (%)*                                                   1.58(d)            1.58      1.57                1.50(d)

Expense ratio after expense reductions (%)*                          1.55(d)            1.55      1.54                1.50(d)

Ratio of net investment loss to average net assets (%)*             (1.03)(d)          (0.88)    (0.48)              (0.13)(d)

Portfolio turnover rate (%)                                         78.13              75.31    139.09               44.48

*Reflects voluntary reduction of expenses of these
amounts (%)                                                          1.28(d)            1.83      6.87                8.56(d)

                                                                               Class B(1)
                                                               ===========================================
                                                               Six months ended    Years ended February 28
                                                               August 31, 2002     -----------------------
Per-Share Data                                                  (unaudited)(a)       2002(a)    2001(a)(e)
==========================================================================================================
Net asset value, beginning of period ($)                            14.34              14.14     15.50
                                                                   ------             ------    ------
  Net investment loss ($)*                                          (0.11)             (0.23)    (0.04)

  Net realized and unrealized gain (loss) on investments ($)        (2.38)              0.48     (0.63)
                                                                   ------             ------    ------
Total from investment operations ($)                                (2.49)              0.25     (0.67)
                                                                   ------             ------    ------
  Distributions from capital gains ($)                              (0.04)             (0.05)    (0.69)
                                                                   ------             ------    ------
Total distributions ($)                                             (0.04)             (0.05)    (0.69)
                                                                   ------             ------    ------
Net asset value, end of period ($)                                  11.81              14.34     14.14
                                                                   ======             ======    ======
Total return (%) (b)                                               (17.44)(c)           1.77     (4.47)(c)

Ratios/Supplemental Data
==========================================================================================================
Net assets at end of period ($ thousands)                          10,151             11,399     4,645

Expense ratio (%)*                                                   2.28(d)            2.28      2.28(d)

Expense ratio after expense reductions (%)*                          2.25(d)            2.25      2.25(d)

Ratio of net investment loss to average net assets (%)*             (1.73)(d)          (1.59)    (0.81)(d)

Portfolio turnover rate (%)                                         78.13              75.31    139.09

*Reflects voluntary reduction of expenses of these
amounts (%)                                                          1.27(d)            1.71      6.26(d)


The text and notes are an integral part of the financial statements.

14  State Street Research Health Sciences Fund

                                                                              Class B
                                                               ===========================================
                                                               Six months ended    Years ended February 28
                                                               August 31, 2002     -----------------------
Per-Share Data                                                  (unaudited)(a)       2002(a)    2001(a)(e)
==========================================================================================================
Net asset value, beginning of period ($)                            14.31              14.12     15.50
                                                                   ------             ------    ------
  Net investment loss ($)*                                          (0.11)             (0.22)    (0.04)

  Net realized and unrealized gain (loss) on investments ($)        (2.42)              0.46     (0.65)
                                                                   ------             ------    ------
Total from investment operations ($)                                (2.53)              0.24     (0.69)
                                                                   ------             ------    ------
  Distributions from capital gains ($)                              (0.04)             (0.05)    (0.69)
                                                                   ------             ------    ------
Total distributions ($)                                             (0.04)             (0.05)    (0.69)
                                                                   ------             ------    ------
Net asset value, end of period ($)                                  11.74              14.31     14.12
                                                                   ======             ======    ======
Total return (%) (b)                                               (17.76)(c)           1.70     (4.61)(c)

Ratios/Supplemental Data
==========================================================================================================
Net assets at end of period ($ thousands)                           1,930              2,533     1,964

Expense ratio (%)*                                                   2.28(d)            2.28      2.28(d)

Expense ratio after expense reductions (%)*                          2.25(d)            2.25      2.25(d)

Ratio of net investment loss to average net assets (%)*             (1.74)(d)          (1.57)    (0.83)(d)

Portfolio turnover rate (%)                                         78.13              75.31    139.09

*Reflects voluntary reduction of expenses of these
amounts (%)                                                          1.27(d)            1.97      6.36(d)

                                                                              Class C
                                                               ===========================================
                                                               Six months ended    Years ended February 28
                                                               August 31, 2002     -----------------------
Per-Share Data                                                  (unaudited)(a)       2002(a)    2001(a)(e)
==========================================================================================================
Net asset value, beginning of period ($)                            14.31              14.11     15.50
                                                                   ------             ------    ------
  Net investment loss ($)*                                          (0.11)             (0.23)    (0.04)

  Net realized and unrealized gain (loss) on investments ($)        (2.38)              0.48     (0.66)
                                                                   ------             ------    ------
Total from investment operations ($)                                (2.49)              0.25     (0.70)
                                                                   ------             ------    ------
  Distributions from capital gains ($)                              (0.04)             (0.05)    (0.69)
                                                                   ------             ------    ------
Total distributions ($)                                             (0.04)             (0.05)    (0.69)
                                                                   ------             ------    ------
Net asset value, end of period ($)                                  11.78              14.31     14.11
                                                                   ======             ======    ======
Total return (%) (b)                                               (17.48)(c)           1.77     (4.67)(c)

Ratios/Supplemental Data
==========================================================================================================
Net assets at end of period ($ thousands)                           1,394              1,314       645

Expense ratio (%)*                                                   2.28(d)            2.28      2.28(d)

Expense ratio after expense reductions (%)*                          2.25(d)            2.25      2.25(d)

Ratio of net investment loss to average net assets (%)*             (1.72)(d)          (1.58)    (0.83)(d)

Portfolio turnover rate (%)                                         78.13              75.31    139.09

*Reflects voluntary reduction of expenses of these
amounts (%)                                                          1.27(d)            1.71      5.87(d)

(a)  Per-share figures have been calculated using the average shares method.

(b) Does not reflect any front-end or contingent deferred sales charges. Total return would be lower if the distributor and its affiliates had not voluntarily assumed a portion of the fund's expenses.

(c)  Not annualized.

(d)  Annualized.

(e)  October 16, 2000 (commencement of share class) to February 28, 2001.


            The text and notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

                                                                              Class C
                                                               ===========================================
                                                               Six months ended    Years ended February 28
                                                               August 31, 2002     -----------------------
Per-Share Data                                                  (unaudited)(a)       2002(a)    2001(a)(e)
==========================================================================================================
Net asset value, beginning of period ($)                            14.48              14.14     15.50
                                                                   ------             ------    ------
  Net investment income (loss) ($)*                                 (0.05)             (0.08)     0.01

  Net realized and unrealized gain (loss) on investments ($)        (2.41)              0.47     (0.68)
                                                                   ------             ------    ------
Total from investment operations ($)                                (2.46)              0.39     (0.67)
                                                                   ------             ------    ------
  Distributions from capital gains ($)                              (0.04)             (0.05)    (0.69)
                                                                   ------             ------    ------
Total distributions ($)                                             (0.04)             (0.05)    (0.69)
                                                                   ------             ------    ------
Net asset value, end of period ($)                                  11.98              14.48     14.14
                                                                   ======             ======    ======
Total return (%) (b)                                               (17.07)(c)           2.76     (4.48)(c)

Ratios/Supplemental Data
==========================================================================================================
Net assets at end of period ($ thousands)                             931              1,109       946

Expense ratio (%)*                                                   1.28(d)            1.28      1.28(d)

Expense ratio after expense reductions (%)*                          1.25(d)            1.25      1.25(d)

Ratio of net investment income (loss) to average net
assets (%)*                                                         (0.73)(d)          (0.56)     0.18(d)

Portfolio turnover rate (%)                                         78.13              75.31    139.09

*Reflects voluntary reduction of expenses of these
amounts (%)                                                          1.27(d)            1.97      5.58(d)

(a)  Per-share figures have been calculated using the average shares method.

(b) Does not reflect any front-end or contingent deferred sales charges. Total return would be lower if the distributor and its affiliates had not voluntarily assumed a portion of the fund's expenses.

(c)  Not annualized.

(d)  Annualized.

(e)  October 16, 2000 (commencement of share class) to February 28, 2001.


The text and notes are an integral part of the financial statements.

16  State Street Research Health Sciences Fund

State Street Research Financial Trust

                                                                                        Number of Funds
     Name,     Position(s)  Term of Office                                              in Fund Complex              Other
   Address      Held with    and Length of         Principal Occupations                   Overseen by        Directorships Held
 and Age (a)      Fund      Time Served (b)          During Past 5 Years               Trustee/Officer (c)    by Trustee/Officer
------------------------------------------------------------------------------------------------------------------------------------
Independent
Trustees

Bruce R. Bond    Trustee      Since 1999     Retired; formerly Chairman of the Board,          27           Ceridian Corporation
(56)                                         Chief Executive Officer and President,
                                             PictureTel Corporation (video
                                             conferencing systems)
------------------------------------------------------------------------------------------------------------------------------------
Steve A.         Trustee      Since 1997     Retired; formerly Senior Vice President           47           Metropolitan Series
Garban                                       for Finance and Operations and                                 Fund, Inc.(d)
(65)                                         Treasurer, The Pennsylvania State
                                             University
------------------------------------------------------------------------------------------------------------------------------------
Dean O.          Trustee      Since 1987     Retired; formerly Executive Vice                  47           The Clorox Company;
Morton                                       President, Chief Operating Officer and                         KLA-Tencor Corporation;
(70)                                         Director, Hewlett-Packard Company                              BEA Systems, Inc.;
                                             (computer manufacturer)                                        Cepheid; Pharsight
                                                                                                            Corporation; and
                                                                                                            Metropolitan Series
                                                                                                            Fund, Inc.(d)
------------------------------------------------------------------------------------------------------------------------------------
Susan M.         Trustee      Since 1998     Dean, School of Business and Public               27           None
Phillips                                     Management, George Washington
(57)                                         University; formerly a member of the
                                             Board of Governors of the Federal
                                             Reserve System and Chairman and
                                             Commissioner of the Commodity Futures
                                             Trading Commission
------------------------------------------------------------------------------------------------------------------------------------
Toby             Trustee      Since 1993     President, Founders Investments Ltd.              47           AP Pharma, Inc.; and
Rosenblatt                                   (investments); formerly President, The                         Metropolitan Series
(64)                                         Glen Ellen Company (private investment                         Fund, Inc.(d)
                                             firm)
------------------------------------------------------------------------------------------------------------------------------------
Michael S.       Trustee      Since 1987     Jay W. Forrester Professor of                     47           Metropolitan Series
Scott Morton                                 Management, Sloan School of Management,                        Fund, Inc.(d)
(65)                                         Massachusetts Institute of Technology
------------------------------------------------------------------------------------------------------------------------------------
James M.         Trustee      Since 2002     Attorney; formerly Partner, Dechert (law          27           SEI Investments Funds
Storey                                       firm)                                                          (consisting of 104
(71)                                                                                                        portfolios); and The
                                                                                                            Massachusetts Health &
                                                                                                            Education Tax-Exempt
                                                                                                            Trust
------------------------------------------------------------------------------------------------------------------------------------
Interested
Trustee

Richard S.       Trustee      Since 2000     Chairman of the Board, President and              27           None
Davis++                                      Chief Executive Officer of State Street
(56)                                         Research & Management Company; formerly
                                             Senior Vice President, Fixed Income
                                             Investments, Metropolitan Life Insurance
                                             Company; and Managing Director, J.P.
                                             Morgan Investment Management
------------------------------------------------------------------------------------------------------------------------------------
Officers

John R.           Vice        Since 2002     Managing Director of State Street                  4           None
Borzilleri, MD  President     (previously    Research & Management Company; formerly
(43)                          served from    Senior Vice President, Vice President
                              1999 to 2001)  and equity analyst, State Street
                                             Research & Management Company
------------------------------------------------------------------------------------------------------------------------------------
Miren             Vice        Since 2002     Senior Vice President of State Street             10           None
Etcheverry      President                    Research & Management Company; formerly
(47)                                         portfolio manager, Credit Agricole Asset
                                             Management; and portfolio manager John
                                             Hancock Funds
------------------------------------------------------------------------------------------------------------------------------------
John H. Kallis    Vice        Since 1987     Senior Vice President of State Street             12           None
(61)            President                    Research & Management Company
------------------------------------------------------------------------------------------------------------------------------------
John S.           Vice        Since 2001     Managing Director, Chief Financial                27           None
Lombardo        President                    Officer and Director of State Street
(47)                                         Research & Management Company; formerly
                                             Executive Vice President, State Street
                                             Research & Management Company; and
                                             Senior Vice President, Product and
                                             Financial Management, MetLife Auto &
                                             Home
------------------------------------------------------------------------------------------------------------------------------------
Eleanor H.        Vice        Since 2002     Senior Vice President of State Street             10           None
Marsh           President                    Research & Management Company; formerly
(42)                                         Vice President, State Street Research &
                                             Management Company; and analyst and
                                             portfolio manager, Evergreen Investment
                                             Management Company
------------------------------------------------------------------------------------------------------------------------------------
Dan R.            Vice        Since 2002     Managing Director, State Street Research          16           None
Strelow         President                    & Management Company; formerly Executive
(43)                                         Vice President and Senior Vice
                                             President, State Street Research &
                                             Management Company
------------------------------------------------------------------------------------------------------------------------------------
Kennard           Vice        Since 2000     Senior Vice President of State Street             15           None
Woodworth,      President                    Research & Management Company
Jr. (64)
------------------------------------------------------------------------------------------------------------------------------------
Douglas A.      Treasurer     Since 2001     Senior Vice President and Treasurer of            27           None
Romich                                       State Street Research & Management
(45)                                         Company; formerly Vice President and
                                             Assistant Treasurer, State Street
                                             Research & Management Company
------------------------------------------------------------------------------------------------------------------------------------
Francis J.      Secretary     Since 1995     Managing Director, General Counsel and            27           None
McNamara, III                                Secretary of State Street Research &
(47)                                         Management Company; formerly Executive
                                             Vice President, State Street Research &
                                             Management Company
------------------------------------------------------------------------------------------------------------------------------------

The fund's Statement of Additional Information includes additional information about the fund's trustees, and is available without charge, by contacting State Street Research, One Financial Center, Boston, Massachusetts 02111-2690, or by calling toll-free 1-87-SSR-FUNDS (1-877-773-8637).

(a) The address of each person is c/o State Street Research & Management Company, One Financial Center, Boston, MA 02111-2690.

(b) A Trustee serves until he or she retires, resigns or is removed as provided in the master trust agreement of the respective Trust. Each Trust has adopted a mandatory retirement age of 72. Each officer holds office until he or she resigns, is removed or a successor is elected.

(c) Includes all series of 11 investment companies for which State Street Research & Management Company has served as sole investment adviser and all series of Metropolitan Series Fund, Inc. The primary adviser to Metropolitan Series Fund, Inc. is MetLife Advisers, LLC, which has retained State Street Research & Management Company as sub-adviser to certain series of Metropolitan Series Fund, Inc.

(d) Serves as Director of Metropolitan Series Fund, Inc., an investment company comprising 20 separate portfolios.

++ Mr. Davis is an "interested person" of the Trust under the Investment Company Act of 1940 by reason of his affiliation with the Trust's Investment Manager, State Street Research & Management Company, as noted.

Glossary

12b-1 fees - Fees paid from mutual fund assets for personal services and for the maintenance of shareholder accounts and distribution and marketing expenses. The fees are named after the SEC rule that permits them.

Average shares method - The practice of basing a fund's calculations for a given period on the average number of shares that were outstanding during that period.

Nasdaq - The stock price quotation system operated by the National Association of Securities Dealers. The Nasdaq system operates as a clearing house for transaction data about stocks that are traded "over the counter" around the U.S.

New York Stock Exchange - The largest stock exchange in the United States, and the place where many of the largest company stocks are listed. Unlike the Nasdaq system, the NYSE is a physical exchange, with all trading occurring on the exchange's trading floor on Wall Street.

Principal Amount - With bonds and certain other debt securities, the amount of the underlying principal of the security. When the security matures, the issuer is obligated to repay this amount to the holder of the security. Also called "face value" or "par value."

[LOGO] STATE STREET RESEARCH                                   -----------------
One Financial Center o Boston, MA 02111-2690                       PRSRT STD
                                                                     AUTO
                                                               U.S. POSTAGE PAID
                                                                 HOLLISTON, MA
                                                                 PERMIT NO. 20
                                                               -----------------

Contact Information for
INVESTOR SERVICES
--------------------------------------------------------------------------------

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account information

[INTERNET]  Internet
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         ----------------
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--------------------------------------------
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and services mentioned in OverView,
our shareholder newsletter, visit our
web site at www.ssrfunds.com

Webcasts
--------------------------------------------
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          topics, tune in to a State
          Street Research web cast.

Complete Fund Listing
--------------------------------------------
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          under Research Our Funds.

State Street Research
FYI
--------------------------------------------------------------------------------
[GRAPHIC]       State Street Research introduces electronic delivery of
                quarterly statements, shareholder reports and fund prospectuses.
                If you elect this option, we will send these materials to you via e-mail. To learn more, visit us on the web at www.ssrfunds.com and click on "Go to Your Account" or call us at 1-87-SSR-FUNDS (1-877-773-8637).

                Did you know that you can give a State Street Research mutual fund as a gift? To learn more, call a service center representative at 1-87-SSR-FUNDS (1-877-773-8637), Monday through Friday, 8am-6pm eastern time.

    [LOGO]      The DALBAR awards recognize quality shareholder service and
    DALBAR      should not be considered a rating of fund performance. The
  MUTUAL FUND   survey included mutual fund complexes that volunteered or were
 SERVICE AWARD  otherwise selected to participate and was not industrywide.
     2001
for Excellence
  in Service

--------------------------------------------------------------------------------

This report must be accompanied or preceded by a current State Street Research Health Sciences Fund prospectus. When used after December 31, 2002, this report must be accompanied by the most recent Quarterly Performance Update.

To obtain a prospectus for any State Street Research fund, call 1-87-SSR-FUNDS (1-877-773-8637). The prospectus contains more complete information, including sales charges and expenses. Please read the prospectus carefully before investing or sending money.

(C)2002 State Street Research Investment Services, Inc., One Financial Center, Boston, MA 02111-2690

CONTROL NUMBER:(exp1003)SSR-LD                                      HS-1588-1002